UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2025

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane 20th Floor
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

5950 Sherry Lane, Suite 215
Dallas, Texas 75225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

The Board of Directors of Arcadia Biosciences, Inc. (the "Company") has determined that the Company’s 2025 annual meeting of stockholders will be held on December 19, 2025 (the “2025 Annual Meeting”). The time and location of the 2025 Annual Meeting, and the matters to be considered, will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission (the "SEC").

The 2025 Annual Meeting, and any definitive proxy statement relating to the 2025 Annual Meeting, are separate from and do not relate to any special meeting of stockholders to be held relating to the transactions contemplated by the previously-announced Securities Exchange Agreement with Roosevelt Resources, LP, dated as of December 4, 2024 (such agreement as amended and as it may be amended, referred to as the "Exchange Agreement"), and the proxy statement/prospectus included in the registration statement on Form S-4 previously filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, relating to the transactions contemplated by the Exchange Agreement, in such form as may be included in the registration statement if and when it is declared effective by the SEC.

Because the expected date of the 2025 Annual Meeting represents a change of more than 30 calendar days from the date of the anniversary of the Company’s 2024 annual meeting of stockholders, the Company is informing stockholders of this change and the updated deadlines for stockholders to submit qualified proposals intended for inclusion in our proxy statement or nominations for director, or other proposals for consideration at the 2025 Annual Meeting, in accordance with the rules and regulations of the SEC, including without limitation stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the Company’s Bylaws. Accordingly, to be timely, stockholders wishing to nominate a candidate for director or wishing to submit proposals intended to be considered for inclusion in our proxy statement relating to the 2025 Annual Meeting, or other proposals for consideration at the 2025 Annual Meeting, must ensure that proper notice is received by the Company at its offices no later than the close of business on November 3, 2025, which is 10 days after the filing date of this Report on Form 8-K and which we consider a reasonable time before we will begin printing and mailing proxy materials, and which is provided for in our Bylaws. Any proposal intended to be considered for inclusion in our proxy statement must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy materials or that it will be considered to be a qualified proposal for consideration at the 2025 Annual Meeting. The Company’s Bylaws specify requirements relating to the content of the notice that stockholders must provide, and any such notices must be received in writing at the following address: Arcadia Biosciences, Inc., 5956 Sherry Lane, 20th Floor, Dallas, Texas 75225, Attention: Corporate Secretary. The notice must comply with the procedures and include the information required by the Company’s Bylaws.

Item 8.01 Other Events.

The information in Item 5.08 above concerning the Company's 2025 Annual Meeting and the date for stockholders to submit nominations for director or proposals to be considered for inclusion in the Company's proxy statement relating to the 2025 Annual Meeting is hereby incorporated by reference into this Item.

No Offer or Solicitation

As previously reported on a Report on Form 8-K filed by the Company with the SEC on December 4, 2024, the Company, Roosevelt Resources, LP, a Texas limited partnership (“Roosevelt”), and certain other parties entered into a Securities Exchange Agreement (the “Exchange Agreement”) providing for the combination of the two companies in an all-stock transaction. Under the terms of the Exchange Agreement, at the closing of the transactions contemplated by the Exchange Agreement, Arcadia will issue to the partners of Roosevelt shares of Arcadia common stock in exchange for all of the equity interests in Roosevelt (the "Exchange").

This Report, including the information contained herein and the exhibits filed or furnished herewith, is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed Exchange transaction with Roosevelt or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no public offer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information for Stockholders

In connection with the proposed transaction, Arcadia intends to file relevant materials with the SEC and previously filed a Registration Statement on Form S-4 (as amended and as may be amended, the “Registration Statement”), File no. 333-284972, that includes a preliminary proxy statement/prospectus, on February 14, 2025. After the Registration Statement is declared effective by the SEC, Arcadia intends to mail a definitive proxy statement/prospectus to the stockholders of Arcadia regarding certain proposals relating to the Exchange Agreement and the proposed Exchange transaction. This Report is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Arcadia may file with the SEC and send to Arcadia’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ARCADIA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ARCADIA WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCADIA, ROOSEVELT, THE PROPOSED EXCHANGE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Arcadia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Arcadia will be available free of charge from Arcadia’s website at www.arcadiabio.com under the “Investors” tab. In addition, investors and stockholders should note that Arcadia communicates with investors and the public using its website (www.arcadiabio.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Arcadia with the SEC. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Proxy Solicitation

Arcadia, Roosevelt and their respective directors, partners and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Arcadia’s stockholders in connection with the proposed transactions. Information regarding the officers and directors of Arcadia is included in Arcadia’s most recent Annual Report on Form 10-K, as amended, filed with the SEC, including any information incorporated therein by reference, its definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on May 16, 2024, and in the Registration Statement and any amendments thereto as filed with the SEC. Additional information regarding such persons, as well as information regarding Roosevelt’s directors, managers and officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Registration Statement and proxy statement/prospectus, and any amendments thereto, and other materials, when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	October 24, 2025	By:	/s/ Thomas J. Schaefer
Thomas J. Schaefer, Chief Executive Officer